UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2017

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2017, Oxford Immunotec Ltd. (“OI Ltd.”), a wholly owned subsidiary of Oxford Immunotec Global PLC (the “Registrant”), entered into an Amendment to Marketing Authorization Holder Agreement (the “Amendment”) with Riken Genesis Co., Ltd. (“Riken”). The Amendment amends the Marketing Authorization Holder Agreement between the parties dated July 29, 2011, as amended September 1, 2013 and April 1, 2016 (the “Agreement”). The Agreement was originally filed as Exhibits 10.25 and 10.26 of our Registration Statement on Form S-1 (File No. 333-191737) on October 15, 2013 and Exhibit 10.1 of our Form 10-Q filed on May 4, 2016. The Amendment modifies the termination provision of the Agreement and memorializes a monthly retainer applicable to the services.

The descriptions of the Agreement and the Amendment are summary in nature and are qualified in their entirety by reference to the full and complete terms of the Agreement and the Amendment, as applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment to Marketing Authorization Holder Agreement between Oxford Immunotec Ltd. and Riken Genesis Co., Ltd. entered into July 24, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amendment to Marketing Authorization Holder Agreement between Oxford Immunotec Ltd. and Riken Genesis Co., Ltd. entered into July 24, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2017

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Elizabeth M. Keiley
Elizabeth M. Keiley SVP & General Counsel